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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 8, 2002



                            URECOATS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                         0-20101                        13-3545304
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                      ID Number)
incorporation)



 1239 East Newport Center Drive, Suite 101, Deerfield Beach, Florida   33442
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:          954-428-8686
                                                   ----------------------------



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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS
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SERIES C CONVERTIBLE PREFERRED STOCK

The Board of Directors designated a new series of preferred stock, Series C Convertible Preferred Stock, effective January 8, 2002, $1.00 par value, and authorized 750,000 shares for issuance (the "Series C Designation"). The stated value per each Series C Convertible Preferred share is $20.00, which includes the par value of $1.00 per share (the "Series C Preferred Stock"). The Series C Designation is attached hereto as Exhibit 3.2.

The Chairman of the Board, Richard J. Kurtz is the holder of an option to purchase at $20.00 per share (the "Series C Preferred Stock Option"), and has committed to purchase up to a total of 250,000 shares of Series C Preferred Stock, payable in cash or its equivalent, in the discretion of Management, pursuant to a Series C Preferred Stock Option Agreement (the "Series C Preferred Option Agreement"), a copy of which is attached as Exhibit 10.3 hereto. The proceeds receivable from the sale of the Series C Preferred Stock are to be utilized to fund the Company's minimum working capital and other requirements up to $5,000,000 during the 2002 fiscal year (same as calendar year). The Series C Preferred Stock is convertible into restricted common stock of the Company on a discounted basis (which conversion ratio is fixed as of the date of the issuance of the option at the maximum allowable discount under the Series C Designation) and is subject to the terms and conditions of the Series C Designation, which, along with the Series C Preferred Option, are more fully described and set forth in the exhibits filed herewith.

NEW OFFICER

On January 17, 2002, the Company added a new officer, James Phillip Newell, as Vice President of Sales. A brief synopsis of his qualifications is below:

     JAMES PHILLIP NEWELL

     Mr. Newell worked for USG (US Gypsum Company), a Fortune 500 construction materials corporation, for 17 years in construction marketing, sales and management. He managed sales and marketing divisions with sales of $170 million annually. Mr. Newell holds a dual degree in Business Management and Education from Linfield College, McMinnville, Oregon; 1985.

LEGAL PROCEEDINGS

     PAUL COOPER VS. URECOATS ROOFING OF FLORIDA, INC.

     This litigation has been settled on terms mutually satisfactory to the Company and Paul Cooper.








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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     FINANCIAL STATEMENTS:

          Not applicable

     PRO FORMA FINANCIAL INFORMATION:

          Not Applicable

     EXHIBITS:

         3.2     Series C Designation dated January 8, 2002

        10.3     Series C Preferred Option dated January 8, 2002






































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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                URECOATS INDUSTRIES INC.
                                                      (Registrant)


Date:  January 31, 2002                         /s/ Timothy M. Kardok
       ----------------                         ------------------------
                                            By: Timothy M. Kardok
                                         Title: President






































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                                  EXHIBIT INDEX
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   EXHIBIT     DESCRIPTION
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       3.2     Series C Designation dated January 8, 2002

      10.3     Series C Preferred Option dated January 8, 2002











































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